Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350

AS ADOPTED PURSUANT TO § 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Novatel Wireless Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Peter Leparulo, Chairman and Chief Executive Officer of the Company, and Kenneth Leddon, Senior Vice President and Chief Financial Officer of the Company, do each hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2012	/S/ PETER LEPARULO
Peter Leparulo
Chairman and Chief Executive Officer

/S/ KENNETH LEDDON
Kenneth Leddon
Senior Vice President and Chief Financial Officer